                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                            /S/ WILLIAM C. BALLARD, JR.
                                            ---------------------------
                                            William C. Ballard, Jr., Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 9th day of February, 2001.



                                           /S/ PIER C. BORRA
                                           ----------------------------------
                                           Pier C. Borra, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 16th day of January, 2001.



                                           /S/ JEFFREY H. DONAHUE
                                           ----------------------
                                           Jeffrey H. Donahue, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                                /S/ PETER J. GRUA
                                                -----------------
                                                Peter J. Grua, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN her true and lawful attorney-in-fact and agent, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 16th day of January, 2001.



                                               /S/ SHARON M. OSTER
                                               -------------------------------
                                               Sharon M. Oster, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                         /S/ BRUCE G. THOMPSON
                                         ---------------------
                                         Bruce G. Thompson, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                            /S/ R. SCOTT TRUMBULL
                                            ---------------------
                                            R. Scott Trumbull, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                              /S/ RICHARD A. UNVERFERTH
                                              -------------------------
                                              Richard A. Unverferth, Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints RAYMOND W. BRAUN, his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as director and Chairman of the Board and Principal Executive Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                   /S/ GEORGE L. CHAPMAN
                                   ---------------------
                                   George L. Chapman, Director,
                                   Chairman of the Board and
                                   Principal Executive Officer

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Financial Officer and the Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities as the Principal Financial Officer and Principal Accounting Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                   /S/ RAYMOND W. BRAUN
                                   --------------------
                                   Raymond W. Braun, Principal
                                   Financial Officer

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Controller of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 2000, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent, with full power to act, his true and lawful attorney-in-fact and agent, for his and in his name, place and stead, in the capacity as Controller and Principal Accounting Officer, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 15th day of January, 2001.



                                  /S/ MICHAEL A. CRABTREE
                                  -----------------------
                                  Michael A. Crabtree, Treasurer and
                                  Controller and
                                  Principal Accounting Officer